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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 27, 2002

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)




    DELAWARE                       000-30229                 04-3387074
  -----------                      ---------                 ----------

(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         A copy of Sonus' press release, dated March 27, 2002, reporting estimated financial results for the first quarter of fiscal 2002, is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

         The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Sonus' business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Sonus' business are set forth in the documents filed by Sonus with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS

99.1 Press release of March 27, 2002 reporting estimated financial results for the first quarter of fiscal 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: March 28, 2002                SONUS NETWORKS, INC.

                            By:     /s/ Stephen J. Nill
                                    -----------------------------------
                                    Stephen J. Nill
                                    Chief Financial Officer, Vice President of
                                    Finance and Administration and Treasurer
                                    (Principal Financial and Accounting Officer)